UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

DISC MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street, Suite 101, Watertown, MA 02472	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-9274

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer, Treasurer, principal financial officer and principal accounting officer

On February 7, 2024, the Company announced the appointment of Jean M. Franchi as Chief Financial Officer and Treasurer, effective February 7, 2024 (the “Effective Date”). Ms. Franchi succeeds Joanne Bryce, who, as previously announced by the Company, will depart from her role as Chief Financial Officer and Treasurer, effective as of the Effective Date. Effective as of the Effective Date, Ms. Franchi will serve as the Company’s principal financial officer and principal accounting officer.

Ms. Franchi, aged 57, previously served as the Chief Financial Officer of Replimune Group, Inc., a biotechnology company, from December 2019 to June 2023. From August 2017 to May 2019, Ms. Franchi served as the Chief Financial Officer of Merrimack Pharmaceuticals, Inc., a biopharmaceutical company. From August 2015 to July 2017, she served as Chief Financial Officer, Treasurer and Secretary at Dimension Therapeutics, Inc., a biotechnology company. From February 2012 to July 2015, Ms. Franchi served as Chief Financial Officer at Good Start Genetics, Inc., a molecular genetics information company. From 1995 to 2011, Ms. Franchi held various positions at Sanofi S.A., including Senior Vice President of Corporate Finance, Senior Vice President of Business Unit Finance, and Vice President of Finance and Controller, Product Line and International Group. Ms. Franchi holds a B.B.A. from Hofstra University.

In connection with Ms. Franchi’s appointment as Chief Financial Officer, the Company and Ms. Franchi entered into an employment agreement (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Ms. Franchi will receive an annual base salary of $515,000 and a one-time signing bonus of $75,000, and will be eligible for an annual bonus with a target amount of 40% of her base salary. Further, as a material inducement to Ms. Franchi’s acceptance of employment with the Company, the Company’s Board of Directors (the “Board”) will grant to Ms. Franchi an option to purchase 55,000 shares (the “Options”) of the Company’s common stock, with 25% of the Options vesting and becoming exercisable on the first anniversary of the Effective Date, and the balance of the Options vesting in equal monthly installments over 36 months thereafter, subject to Ms. Franchi’s continued employment with the Company. In addition, the Board will grant to Ms. Franchi a restricted stock unit award for 36,666 shares of the Company’s common stock (the “RSUs” and, together with the Options, the “Inducement Awards”), with such RSUs vesting 25% on each of the first, second, third and fourth anniversaries of the vesting date as set by the Company policy, subject to Ms. Franchi’s continued employment with the Company. The Inducement Awards are being made pursuant to a stand-alone Option inducement award agreement and a stand-alone RSU inducement award agreement, as applicable, in each case outside of the Company’s Amended and Restated 2021 Stock Option and Incentive Plan and in accordance with NASDAQ Listing Rule 5635(c)(4). Ms. Franchi is also eligible to participate in the Company’s employee benefit plans available to its employees, subject to the terms of those plans.

There are no family relationships between Ms. Franchi and any other director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Ms. Franchi that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the material terms of the Employment Agreement does not purpose to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Appointment of Chief Operating Officer

On February 7, 2024 (the “Promotion Date”), the Company announced that Jonathan Yu, the Company’s previous Chief Business Officer, was promoted to serve as the Company’s Chief Operating Officer. In connection with his promotion and effective as of the Promotion Date, Mr. Yu will serve as the Company’s principal operating officer.

Jonathan Yu has served as the Company’s Chief Business Officer since August 2021, and was previously Company’s Senior Vice President of Corporate Development from July 2020 to August 2021. Previously, he co-founded Qpex Biopharma, a biotechnology company, where he served as the Vice President of Corporate Strategy, Finance and Operations from October 2018 to July 2020. Prior to Qpex, Mr. Yu served in various leadership roles at The Medicines Company, a pharmaceutical company, from July 2013 to July 2018, most recently serving as Vice President of Strategic Planning and Corporate Development. Mr. Yu has also held a variety of roles at SR One, Acceleron Pharma and Johnson & Johnson, spanning commercial planning and assessment, business development and finance. Mr. Yu holds an A.B. from Harvard College and an M.B.A. from the Wharton School of the University of Pennsylvania.

There are no family relationships between Mr. Yu and any other director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Yu that would require disclosure under Item 404(a) of Regulation S-K under the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On February 7, 2024, the Company issued a press release announcing Ms. Franchi’s appointment and Mr. Yu’s promotion. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

Item 9.01.	Exhibits

(d) Exhibits

10.1	Employment Agreement, dated February 7, 2024, by and between Disc Medicine, Inc. and Jean M. Franchi.

99.1	Press release issued by Disc Medicine, Inc. on February 7, 2024, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date: February 7, 2024	By:	/s/ John Quisel
	Name:	John Quisel, J.D. Ph.D.
	Title:	Chief Executive Officer